SELECTED UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated statements of operations and related notes are presented to show the pro forma effects of the acquisition of Best Well Services, Inc. (“BWS”) and Bob Beeman Drilling Company (“BBD”).  The pro forma condensed consolidated statements of operations for the year ended January 31, 2007 and for the nine months ended October 31, 2007 are presented to show income from continuing operations as if the BWS and BBD acquisitions occurred as of the beginning of each period. The pro forma condensed consolidated balance sheet as of October 31, 2007 is presented to show the financial position as if the BWS and BBD acquisitions occurred as of October 31, 2007.

Pro forma data are based on assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements. The pro forma data are not necessarily indicative of the financial results that would have been attained had the acquisition of BWS and BBD occurred on the dates referenced above and should not be viewed as indicative of operations in future periods. The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with notes thereto and the financial statements as of and for the year ended January 31, 2007 and as of and for the nine months ended October 31, 2007 for Hybrook, and the financial statements as of and for the year ended December 31, 2006 and as of and for the nine months ended September 30, 2007 for BWS and BBD included elsewhere in this Form 8-K.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	Hybrook	BWS	BBD	Pro Forma Adjustments		Pro Forma Consolidated
Assets
Cash	$44,292	$2,004,562	$610,844	$1,243,194	(a)	$4,040,486
				8,300,000	(c)
				17,313,000	(e)
				2,850,000	(g)
				(22,504,562)	(j)
				(5,160,844)	(k)
				(660,000)	(l)
Certificate of deposit	-	-	-	2,500,000	(c)	2,500,000
Trading securities	-	789,710	8,613,494	(789,710)	(j)	-
				(8,613,494)	(k)
Accounts receivable and other current assets	5,488	2,121,770	488,239	(1,621,770)	(j)	505,488
				(488,239)	(k)
Total current assets	49,780	4,916,042	9,712,577			7,045,974
Deferred financing cost	-	-	-	205,000	(a)	250,000
				(205,000)	(b)
				250,000	(e)
Property and equipment, net	-	5,585,405	1,025,653	14,514,595	(j)	24,850,000
				3,724,347	(k)
Goodwill	-	-	-	660,000	(l)	660,000
Due from American Rig Housing	-	-	-	351,806	(a)	351,806
Deposit	-	-	-	200,000	(a)	-
				(200,000)	(k)
Total assets	49,780	10,501,447	10,738,230	11,868,323		33,157,780

Liabilities and stockholders' equity
Accounts payable and accrued expenses	7,803	71,918	10,206	(71,918)	(j)	7,803
				(10,206)	(k)
Due to related party	22	-	257,209	(257,209)	(k)	22
Income taxes payable	-	285,013	1,436,809	(285,013)	(j)	-
				(1,436,809)	(k)
Deferred income taxes	-	-	474,657	(474,657)	(k)	-
Current portion of notes payable	-	295,374	470,416	2,000,000	(a)	-
				(2,000,000)	(i)
				(295,374)	(j)
				(470,416)	(k)
Total current liabilities	7,825	652,305	2,649,297			7,825
Series A Preferred Stock	-	-	-	10,800,000	(c)	12,600,000
				1,800,000	(i)
Revolving note payable	-	-	-	17,563,000	(e)	17,563,000
Term note payable	-	-	-	2,850,000	(g)	2,850,000
Notes payable	-	226,300	-	(226,300)	(j)	-
Deferred income taxes	-	480,502	-	(480,502)	(j)	-
Total liabilities	7,825	1,359,107	2,649,297			33,020,825

Stockholders' equity
Common stock	9,685	30,000	100,000	5,625	(c)	18,435
				2,500	(i)
				(29,375)	(j)
				(100,000)	(k)
Additional paid-in capital	98,109	41,540	-	640,644	(c)	1,035,628
				197,500	(i)
				57,835	(j)
Retained earnings (deficit)	(65,839	9,070,800	7,988,933	(205,000)	(b)	(270,839)
				(9,070,800)	(j)
				(7,988,933)	(k)
Total stockholders' equity	41,955	9,142,340	8,088,933			783,224
Total liabilities and stockholders' equity	49,780	10,501,447	10,738,230	12,514,592		33,804,049

See notes to unaudited condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED OCTOBER 31, 2007

				Pro Forma		Pro Forma
	Hybrook	BWS	BBD	Adjustments		Consolidated
Revenues	$-	$13,186,260	$2,581,534			$15,767,794
Operating expenses:
Salaries and wages	-	4,718,443	-	(109,285)	(o)	4,609,158
Drilling service expenses	-	1,843,083	1,010,793	(81,700)	(o)	2,772,176
General and administrative	45,713	1,764,133	1,317,724	(2,006)	(o)	3,125,564
Depreciation	-	799,453	178,687	950,967	(m)	1,929,107
Total operating expenses	45,713	9,125,112	2,507,204			12,436,005
Operating income (loss)	(45,713)	4,061,148	74,330			3,331,789
Other income (expense):
Investment income (loss)	-	168,699	2,488,517	(2,657,216)	(v)	-
Interest expense	-	(7,242)	(14,417)	(205,000)	(b)	(1,959,467)
				(614,250)	(d)
				(968,933)	(f)
				(149,625)	(h)
Total other income (expense)	-	161,457	2,474,100			(1,959,467)
Income (loss) before income taxes	(45,713)	4,222,605	2,548,430			1,372,322
Income tax (expense) recovery	-	(1,777,149)	(866,466)	2,163,302	(p)	(480,313)
Net income (loss)	(45,713)	2,445,456	1,681,964			892,009

Net income per share:
Basic and diluted	$(0.00)					$0.05
Weighted average shares outstanding:
Basic and diluted	9,685,000			10,000,000		19,685,000
ce]
See notes to unaudited condensed consolidated financial statements.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED OCTOBER 31, 2007

	Actual			Pro Forma		Pro Forma
	Hybrook	BWS	BBD	Adjustments		Consolidated
Revenues	$-	$17,182,055	$5,687,402			$22,869,457
Operating expenses:
Salaries and wages	-	6,860,915		(697,233)	(o)	6,163,682
Drilling service expenses	-	3,712,918	2,370,589	(1,132,485)	(o)	4,951,022
General and administrative	20,126	1,626,219	2,308,905	(513,003)	(o)	3,442,247
Depreciation	-	811,131	358,174	1,372,418	(m)	2,541,723
Total operating expenses	20,126	13,011,183	5,037,668			17,098,674
Operating income (loss)	(20,126)	4,170,872	649,734			5,770,783
Other income (expense):
Investment income (loss)	-	133,759	(1,193,423)	1,059,664	(n)	-
Interest expense	-	(15,202)	(76,043)	(205,000)	(b)	(2,669,655)
				(882,000)	(d)
				(1,291,910)	(f)
				(199,500)	(h)
Total other income (expense)	-	118,557	(1,269,466)			(2,669,655)
Income (loss) before income taxes	(20,126)	4,289,429	(619,732)			3,101,128
Income tax (expense) recovery	-	(1,831,058)	298,481	447,182	(p)	(1,085,395)
Net income (loss)	(20,126)	2,458,371	(321,251)			2,015,733

Net income per share:
Basic and diluted	$(0.00)					$0.13
Weighted average shares outstanding:
Basic and diluted	5,012,742			10,000,000		15,012,742

See notes to unaudited condensed consolidated financial statements.

BEST ENERGY SERVICES, INC.
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. Basis of Presentation

The acquisition of BWS and BBD is described elsewhere in this current report on Form 8−K.  The unaudited pro forma condensed consolidated balance sheet as of October 31, 2007 is based on the financial statements of Hybrook as of October 31, 2007 and the financial statements of BWS and BBD as of September 31, 2007 and the adjustments and assumptions described below.  The unaudited pro forma condensed consolidated statements of operations for the year ended January 31, 2007 and the nine months ended October 31, 2007 are based on the financial statements of Hybrook for the year ended January 31, 2007 and the nine months ended October 31, 2007 and the financial statements of BWS and BBD for the year ended December 31, 2006 and the nine months ended September 30, 2007 and the adjustments and assumptions described below.

2. Pro Forma Adjustments:

The unaudited pro forma condensed consolidated financial statements reflect the following adjustments:

(a)
Record the net proceeds from the $2,000,000 Bridge Loan including deferred financing costs of $205,000, payment of a deposit of $200,000 to BBD and repayment of a loan on behalf of American Rig Housing in the amount of $351,806.

(b)
Record interest expense on Bridge Loan and amortization of deferred financing costs.  Deferred financing costs are amortized immediately, because the Bridge Loan was converted into Units as a result of the acquisition of BBD and BWS.

(c)
Record the net proceeds from the $12,000,000 private offering of units, net of cash placement agent fees of $1,200,000 and proceeds of $2,500,000 which will be used to purchase a certificate of deposit.

(d)	Record redemption of preferred stock interest on preferred stock.
(e)	Record borrowing $17,563,000 under Revolving Note Agreement to fund acquisitions and repayment of Bridge Loan.
(f)	Record interest expense on Revolving Note Agreement and amortization of deferred financing costs.
(g)	Record borrowing $2,850,000 under Term Note Agreement to fund acquisitions and provide for working capital.
(h)	Record interest expense on Term Note Agreement.
(i)	Record conversion of Bridge Loan into common stock and preferred stock.
(j)	Record acquistion of BWS and allocation of purchase price.
(k)	Record acquisition of BBD and allocation of purchase price.
(l)	Record transaction costs associated with acquisition and financing.
(m)	Record incremental depreciation on property and equipment as a result of the acquisition of BWS and BBD.
(n)	Reverse investment income (loss) as trading securities will not be included in acquisition of BWS and BBD.
(o)	Eliminate related party expenses incurred by BWS and BBD which will not be incurred acquisitions.
(p)	Adjust tax expense based on income statement adjustments.